1Q 2023 Investor Presentation Exhibit 99.2 April 26, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations or policies; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT, Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council’s guidelines and regulations; lending risks and risks associated with loan sector concentrations; supply-chain disruptions, labor shortages, and any other; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; changes in oil and gas prices, and declining demand for coal could negatively impact the demand and credit quality of loans; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes in inflationary pressures; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligation securities; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the ongoing impact of the COVID-19 pandemic and the U.S. government’s response to the pandemic; changes in general economic conditions caused by inflation, recession, acts of terrorism, and outbreak of hostilities, or other international or domestic calamities, including wars or international conflicts with respect to which the United States may or may not be directly involved, unemployment, or other economic and geopolitical factors; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $31.6 Billion Total RBC3** 12.63% LHFI1 $18.2 Billion CET14** 10.52% Deposits $24.1 Billion Leverage** 7.72% ACL2/LHFI 1.24% TCE5 6.37% 1Loans held for investment (LHFI) 3Risk based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common equity (TCE) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.1 Billion Dividend Yield 5.3% Branch Network 307 banking offices Sub Debt Rating Kroll BBB 3 307 banking offices in 14 states * Calculated using closing stock price of $29.86 as of 3/31/2023 ** Preliminary estimates - may be subject to change

FIRST QUARTER 2023 HIGHLIGHTS Earnings • Net income of $56.3 million, or $0.54 per share, included $0.18 of selected items and $0.02 less accretion in Q1 2023 vs. Q4 2022 • Net interest margin1 (NIM) of 3.36%, a decrease of 25 basis points from Q4 2022; adjusted NIM of 3.29%2, a decrease of 20 basis points from Q4 2022 • Efficiency ratio of 63.4%; adjusted efficiency ratio of 58.0%1 Balance Sheet • Loan growth of $146.5 million, or 3.2% annualized, from 12/31, with positive contributions from both C&I and CRE • Sold $853.0 million of investments, realizing a pre-tax loss of $23.4 million; this transaction is expected to have a positive impact on net interest income and will help stabilize the NIM • Total deposits declined $966.6 million or 3.9% at 3/31 from 12/31 • The Company has immediate liquidity of approximately $10.9 billion, or >1.7x uninsured deposit balances not subject to collateralization • Loan/deposit ratio increased to 75.7% at 3/31, from 72.2% at 12/31 Asset Quality • Overall, credit quality remains strong; Total criticized loans increased $6.5 million, or 1.1%, to $621.6 million at 3/31 • Total non-performing loans of $85.3 million increased 30.0% from 12/31; reflecting 47 basis points of LHFI, with an ACL coverage ratio of 265.1% at 3/31 • Net charge-offs (NCOs) were $6.2 million, or an annualized 14 basis points of average loans outstanding • ACL build attributable to the mix of loan growth, a conservative macro-economic outlook and modest risk migration; increased to 1.24% of LHFI at 3/31 compared to 1.22% at 12/31 Capital • Book value per share (BVPS) of $30.28 as of March 31, 2023 increased 2.9% in the quarter; Tangible book value per share (TBVPS) of $18.572 increased 5.0% in the quarter; AOCI improved by $78.0 million • Paid a quarterly cash dividend of $0.47 per share, for an annualized yield of 5.3% in Q1 2023 • Exceeded all regulatory capital adequacy requirements; CET1 of 10.52%3 and total RBC of 12.63%3 at 3/31 4 1 Net interest margin is calculated using fully-taxable equivalent (FTE) net interest income 2 See non-GAAP table in appendix for reconciliation 3 Preliminary estimates - may be subject to change

FIRST QUARTER 2023 RESULTS Summary of Q1 2023 Results Dollars in millions, except per share data 1Q23 Net interest income $238.9 Provision for credit losses 15.2 Non-interest income 16.4 Non-interest expense 165.8 Income before taxes 74.3 Income taxes 18.0 Net income $56.3 Diluted earnings per share (EPS) $0.54 Q1 2023 Selected items impact Dollars in millions, except per share data Income Statement Geography Pre-tax (in MM) After-tax (in MM) Reported EPS Impact Held for sale (HFS) loan fair value adjustment Other Income $(1.9) $(1.4) $(0.01) Investment securities loss (23.4) (17.7) (0.17) Totals $(25.3) $(19.1) $(0.18) 5 Notes: • First quarter purchase accounting accretion (PAA) declined $3.2 million from the fourth quarter, or $0.02 per share

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 47% Construction RE, 10% Residential RE, 12% Agriculture RE, 4% Consumer, 6%Commercial, 17% Agriculture, 4% Loans by Geography MT, 15% WY, 4% ID, 5% WA, 8% OR, 9% SD, 10%ND, 2% NE, 6% IA, 10% KS, 2% AZ, 6% CO, 7% Other, 16% Revolving Commitments ($MM) $3.2 $3.1 $3.2 $3.2 $3.2 41.7% 37.9% 37.1% 36.8% 37.1% Unfunded Funded 1Q22 2Q22 3Q22 4Q22 1Q23 6 Loan Highlights: • Loan growth of $146.5 million in Q1, or 3.2% annualized • Non-revolving unfunded commitments of $1.8 billion at 3/31 • Commercial real estate (RE) commitments are 34.3% owner- occupied $18.2B Balances as of March 31, 2023

CRE OFFICE EXPOSURE 7 Highlights: • Totals below include General Office exposure for all Non-Owner Occupied CRE and Construction loan products, which totals 4.4% of total loans at 3/31. Metro exposure totals <1.0% of total loans at 3/31 ◦ Metro Office Construction totals 2 deals for $37.0 million • Only about $280.0 million of Total CRE exposure with current yields under 5.25% matures within the next 12 months, with <$15.0 million being CRE Office Balances as of March 31, 2023 1Metro is defined as Seattle, Portland, Phoenix, Minneapolis, Denver and Kansas City Loan Balance ($MM) < $5MM $5MM - $10MM $10MM - $20MM >= $20MM Grand Total Metro1 $37.6 $28.3 $13.9 $70.2 $150.0 Mid-Metro $14.6 $15.0 $23.7 $0.0 $53.3 Non-Metro $270.4 $91.0 $166.3 $69.1 $596.8 Grand Total $322.6 $134.3 $203.9 $139.3 $800.1 Loan Count < $5MM $5MM - $10MM $10MM - $20MM >= $20MM Grand Total Metro1 16 4 1 3 24 Mid-Metro 10 2 2 0 14 Non-Metro 279 13 11 2 305 Grand Total 305 19 14 5 343

DEPOSIT BASE Total Deposits Non-interest bearing, 28% Demand, 28% Savings, 35% Time, 9% Deposits by State MT, 24% WY, 12% ID, 7% WA, 3% OR, 11% SD, 15% NE, 9% IA, 10% MO, 1% AZ, 3% CO, 4% Other, 1% Mix of Consumer and Business Deposits 49% 49% 51% 52% 54% 51% 51% 49% 48% 46% Total Consumer Deposits Total Business Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 8 $24.1B Deposit Highlights: • Granular deposit base with 54% consumer balances; average consumer account less than $20,000 and average business account approximately $90,000 • Total deposits declined $966.6 million, or 3.9% during Q1 • Insured deposits generally stable during period and are approximately $15.9 billion at 3/31 • Uninsured deposits not subject to collateralization are approximately $6.2 billion at 3/31. The Company continues to have zero brokered deposit funds at 3/31 • Immediate liquidity of approximately $10.9 billion at 3/31 Balances as of March 31, 2023

Total Risk-Based Capital Ratios 13.79% 13.16% 12.50% 12.48% 12.63% 11.52% 11.09% 10.49% 10.45% 10.52% 2.28% 2.07% 2.01% 2.03% 2.11% CET1 Total RBC 1Q22 2Q22 3Q22 4Q22 1Q23² CAPITAL AND LIQUIDITY Highly liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity¹ $31.42 $30.36 $28.77 $29.43 $30.28 $19.78 $18.92 $17.01 $17.69 $18.57 6.79% 6.61% 5.90% 5.95% 6.37% 10.38% 10.20% 9.59% 9.52% 9.99% TBVPS BVPS TCE Ratio CE Ratio 1Q22 2Q22 3Q22 4Q22 1Q23 9 LHFI to Deposit Ratio 60.3% 63.9% 68.0% 72.2% 75.7% 1Q22 2Q22 3Q22 4Q22 1Q23 Capital and Liquidity Highlights: • Dividend yield of 5.3%, based on Q1 average share price of $35.20 • TBVPS and TCE ratio increased with retained earnings and improvement in accumulated other comprehensive income (AOCI). Q1 AOCI mark is equal to $3.82 of TBVPS • All capital ratios remain strong 1 See Non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

ALLOWANCE FOR CREDIT LOSSES ACL ($MM) and ACL/LHFI Ratio $247.2 $220.4 $213.0 $220.1 $226.1 $108.5 $138.7 1.46% 1.28% 1.21% 1.22% 1.24% Total ACL GWB Contribution As a % of Loans HFI 1Q22 2Q22 3Q22 4Q22 1Q23 10 ACL build resulting from loan growth and qualitative macro outlook ACL Highlights: • ACL net increase of $6.0 million during the quarter was primarily a result of loan growth and a modest deterioration in asset quality • ACL coverage ratio to non-performing loans (NPLs) remains strong at 265.1% as of Q1 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 12/31/22 $220.1 $16.2 $1.9 $238.2 ACL Provision 12.2 1.6 1.4 15.2 Net Charge-offs 6.2 — — 6.2 ACL 3/31/23 $226.1 $17.8 $3.3 $247.2 * Line items may not sum due to rounding

ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $16.7 $0.3 $12.0 $1.1 $6.2 $1.3 $15.4 0.47% 0.01% 0.27% 0.02% 0.14% 0.06% Net Charge-offs GWB Charge-offs % of Average Loans % FIBK Only 1Q22 2Q22 3Q22 4Q22 1Q23 Ongoing conservative credit management resulted in stable asset quality Total NPLs ($MM) and ACL/NPL Ratios $121.6 $109.9 $86.0 $65.6 $85.3 $20.9 $100.7 203.3% 200.5% 247.7% 335.5% 265.1% FIBK Standalone NPL GWB Acquired NPL ACL / NPL Ratio 1Q22 2Q22 3Q22 4Q22 1Q23 Criticized Loans ($MM) and Criticized Loan Ratio $853.1 $780.0 $576.9 $615.1 $621.6 $198.1 $655.0 5.0% 4.5% 3.3% 3.4% 3.4% FIBK Standalone GWB Acquired % of Total Loans 1Q22 2Q22 3Q22 4Q22 1Q23 11 Asset Quality Highlights: • Total non-performing loans at 3/31 increased by $19.7 million, or 30.0% from 12/31, primarily related to two Commercial Real Estate loans

NET INTEREST INCOME (NII)

Net Interest Income¹ ($MM) and Net Interest Margin¹



$268.9
$260.7
$241.1
$240.7
$180.0
17.7
0.3
$250.9
8.4
$252.3
16.7
1.1
$223.3
5.2
$235.5
7.6
2.8
$169.6
3.71%
3.61%
3.25%
3.47%
3.49%
3.36%
3.29%
3.01%
2.80%
2.65%
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted NII ²
Loan PAA
Adjusted NIM ²
Paycheck Protection Program
Net Interest Margin

Net Interest Income and Net Interest Margin Highlights:

- $5.2 million total loan purchase accounting accretion (PAA) in Q1 2023, a decrease from $8.4 million in the prior quarter
- Total remaining PAA of $79.6 million at 3/31
  - Scheduled accretion of $12.4 million/$16.3 million/$13.8 million for the remainder of 23/FY24/FY25
- Q1 2023 NIM declined by 25 basis points, 5 basis points of which was the result of lower realized PAA in Q1 results when compared with the prior quarter
- Excluding the impact from PAA, the Q1 2023 adjusted NIM[2] declined by 20 basis points, primarily driven by a shift in mix of interest-bearing liabilities toward short-term borrowings, while increased interest-bearing deposit costs offset ex-PAA loan yield expansion
- Q2 2023 adjusted NIM is expected to be negatively influenced by a shift in the mix of funding toward higher-cost interest-bearing deposits and short-term borrowings, partially mitigated by higher loan yields and lower-yielding cash flows from the securities portfolio being used to fund loan growth

[1] Reported on a fully-taxable equivalent ("FTE") basis
[2] See Non-GAAP table in appendix for reconciliation

12

NET INTEREST INCOME (cont’d) 13 NIM Waterfall Analysis 3.61 0.15 0.06 0.01 (0.19) (0.08) (0.05) 0.02 (0.03) (0.14) 3.36 4Q 22 Lo an s e x-P AA Inv es tm en ts Cash Dep osi ts Bo rro wing s Lo an PA A Inv es tm en ts Dep osi ts Bo rro wing s 1Q 23 RATE IMPACT MIX IMPACT

LOAN PORTFOLIO RE-PRICING PROFILE Loan Re-pricing Gap Schedule ¹ ($MM) $8,488 $5,544 $2,730 $1,484 Maturity / Re-pricing Buckets <= 1 Yr > 1 Yr <= 3 Yr > 3 Yr <= 5 Yr > 5 Yr 14 Loan Re-pricing Characteristics Fixed, 59% Variable, 11% Libor 1M, 8% SOFR 1M, 2% Adjustable excl Libor 1M & SOFR 1M, 20% 1 Contractual re-pricing benchmarks

INVESTMENT PORTFOLIO Quarterly New Purchases: Weighted Avg Yield 2.2% 3.3% 3.9% 4.4% 1Q22 2Q22 3Q22 4Q22 1Q23 15 Investment Portfolio Highlights: • The Company sold $853.0 million in the available-for-sale securities portfolio, resulting in a realized pre-tax loss of $23.4 million. Beginning in mid-March, this transaction is expected to have a positive impact on net interest income and will help stabilize the NIM • Investment portfolio is expected to yield cash-flow at $60-70 million per month for the remainder of the year, with a roll-off yield in the 2.2% to 2.4% range. Proceeds will be used to fund loan growth or pay down short term borrowings Quarterly New Purchases: Weighted Avg Duration 3.1 4.6 5.6 4.3 3.1 4.6 5.6 4.3 1Q22 2Q22 3Q22 4Q22 1Q23 Total Portfolio Duration at Quarter End 3.8 3.9 3.9 3.7 3.8 1Q22 2Q22 3Q22 4Q22 1Q23 N/A N/A (in years) (in years)

16 Non-interest Income by Type ² Payment Services, 46% Mortgage Banking, 6%Wealth Management, 23% Deposit Service Charges, 13% Other Service Charges & Fees, 6% Other Income, 6% Dollars in millions 1Q22 4Q22 1Q23 Payment services revenues $ 14.8 $ 19.4 $ 18.7 Mortgage banking revenues 8.4 2.6 2.3 Wealth management revenues 8.1 8.4 9.0 Service charges on deposit accounts 7.7 4.9 5.2 Other service charges, commissions and fees 4.3 2.9 2.4 Investment securities losses, net (0.1) — (23.4) Other income 5.6 3.4 2.2 Total Reported Non-interest Revenue $ 48.8 $ 41.6 $ 16.4 % of Total Revenue 21.5% 13.9% 6.4 % Selected Items: Mortgage Servicing Rights (MSR) recovery 3.4 — — Investment securities losses, net (0.1) — (23.4) Other income 1.4 — — Adj. Non-interest Revenue1 $ 44.1 $ 41.6 $ 39.8 Non-interest Income Notes: • Other income in Q1 2023 includes $1.9 million of net reduction to the HFS loan fair value. Other income in Q1 2022 includes a $1.4 million gain on the extinguishment of debt • Q1 results were roughly in line with seasonally weaker expectations excluding the noted investment securities loss and fair value adjustment NON-INTEREST INCOME 1 See Non-GAAP table in appendix for reconciliation 2 Excludes investment security loss

NON-INTEREST EXPENSE 17 Dollars in millions 1Q22 4Q22 1Q23 Salaries and wages $ 60.0 $ 75.4 $ 65.6 Employee benefits 21.2 17.3 22.8 Occupancy and equipment 15.4 17.9 18.4 Other intangible amortization 3.6 4.1 4.0 Other expenses 41.7 54.5 54.8 Other real estate owned expense 0.1 2.2 0.2 Acquisition related expenses 65.2 3.9 — Total Reported Non-interest Expense $ 207.2 $ 175.3 $ 165.8 Selected Items: Acquisition related expenses 65.2 3.9 — Litigation accrual (Other exp.) — 1.3 — Adj. Non-interest Expense2 $ 142.0 $ 170.1 $ 165.8 Non-interest Expense ($MM) and Efficiency Ratio 207.2 210.3 173.2 175.3 165.8 142.0 164.5 168.7 170.1 165.8 89.6% 71.4% 58.4% 57.1% 63.4%62.2% 55.8% 52.4% 54.6% 58.0% Total Non-interest Expenses Adjusted Non-interest Expenses ² Efficiency Ratio ¹ Adjusted Efficiency Ratio ² 1Q22 2Q22 3Q22 4Q22 1Q23 1 FDIC definition 2 See Non-GAAP table in appendix for reconciliation

2023 GUIDANCE SUMMARY Balance Sheet • Loan growth now expected to be low-single-digit end-of-period growth for full year • Securities cash flow $60-70 million per month, at 2.20-2.40% • Average earning assets will approximate $28 billion for the remainder of the year • Deposits assumed down low-single-digits in Q2, relatively stable from there through year-end Net Interest Income • Ex-PAA, full-year NII up low-single-digits which assumes cumulative interest-bearing deposit beta +/-30% • Total PAA should approximate $12.4 million for the rest of the year, as detailed on slide 12 Fees and Expenses • Fee income for the full year 2023 is expected to be down low-to-mid single digits, excluding securities losses in both years • Total reported expenses = continue to anticipate increase of 3 - 4% from a base of $647.1 million in 2022 Other • Effective tax rate = 23.5-24.0% for full-year 18 Preliminary estimates - may be subject to change

NON-GAAP FINANCIAL MEASURES 19 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non- GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted net interest margin; (vi) adjusted efficiency ratio; and (vii) adjusted return on average equity. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net interest income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted efficiency ratio is calculated as adjusted expense for efficiency ratio divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted return on average assets is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, mortgage servicing rights impairments and recoveries, and other income, adjusts its net interest margin (FTE) to exclude purchase accounting accretion and payroll protection program (PPP) loan income and adjusts average interest-earning assets to exclude PPP average balances, and adjusts net income to include non-PCD CECL day two provision expense, acquisition related expenses, mortgage servicing rights fair value adjustments, other income items, investment security gains and losses, and other expense items. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

1Q22 2Q22 3Q22 4Q22 1Q23 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,441.1 $ 3,271.9 $ 3,005.5 $ 3,073.8 $ 3,160.3 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,275.2 1,232.9 1,229.0 1,225.9 1,221.9 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,165.9 $ 2,039.0 $ 1,776.5 $ 1,847.9 $ 1,938.4 Total assets (GAAP) $ 33,162.2 $ 32,061.8 $ 31,344.7 $ 32,287.8 $ 31,637.7 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,275.2 1,232.9 1,229.0 1,225.9 1,221.9 Tangible assets (Non-GAAP) (C) $ 31,887.0 $ 30,828.9 $ 30,115.7 $ 31,061.9 $ 30,415.8 Common shares outstanding (L) 109,503 107,758 104,451 104,442 104,382 Book value per common share (GAAP) (A) / (L) $ 31.42 $ 30.36 $ 28.77 $ 29.43 $ 30.28 Tangible book value per common share (Non-GAAP) (B) / (L) 19.78 18.92 17.01 17.69 18.57 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 6.79% 6.61% 5.90% 5.95% 6.37 % NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding

1Q22 2Q22 3Q22 4Q22 1Q23 (Dollars in millions) Total non-interest expense $ 207.2 $ 210.3 $ 173.2 $ 175.3 $ 165.8 Less: Acquisition-related expense 65.2 45.8 4.0 3.9 — Less: Litigation accrual — — 0.5 1.3 — Adjusted non-interest expense $ 142.0 $ 164.5 $ 168.7 $ 170.1 $ 165.8 Less: Intangible amortization 3.6 4.1 4.1 4.1 4.0 Less: Other real estate owned expense 0.1 — — 2.2 0.2 Adjusted expense for efficiency ratio (A) $ 138.3 $ 160.4 $ 164.6 $ 163.8 $ 161.6 Net interest income $ 178.4 $ 239.0 $ 266.8 $ 258.4 $ 238.9 Add: Total non-interest income 48.8 49.9 22.9 41.6 16.4 Less: Net gain (loss) from investment securities (0.1) (0.1) (24.2) — (23.4) Less: MSR recovery 3.4 — — — — Less: Other income 1.4 1.7 — — — Adjusted revenue (B) $ 222.5 $ 287.3 $ 313.9 $ 300.0 $ 278.7 Adjusted Efficiency Ratio (A)/(B) 62.16% 55.83% 52.44% 54.60% 57.98 % NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding

1Q22 2Q22 3Q22 4Q22 1Q23 (Dollars in millions) Net interest income on a fully-taxable equivalent ("FTE") basis (A) 180.0 241.1 268.9 260.7 240.7 Less purchase accounting accretion 7.6 16.7 17.7 8.4 5.2 Less PPP income 2.8 1.1 0.3 — — Adjusted net interest income (B) 169.6 223.3 250.9 252.3 235.5 Average interest-earning assets (C) 26,086.7 29,752.4 28,731.2 28,680.9 29,059.4 Less average PPP loans 91.6 30.8 8.1 5.6 3.8 Adjusted average earning assets (D) 25,995.1 29,721.6 28,723.1 28,675.3 29,055.6 Net interest margin (FTE), as reported (A annualized)/(C) 2.80% 3.25% 3.71% 3.61% 3.36 % Adjusted net interest margin (FTE) (B annualized)/(D) 2.65% 3.01% 3.47% 3.49% 3.29 % NON-GAAP RECONCILIATION 22 * Line items may not sum due to rounding

1Q22 2Q22 3Q22 4Q22 1Q23 (Dollars in millions); all adjustments are after-tax Net (loss) income (A) (33.4) 64.1 85.7 85.8 56.3 Plus: Non-PCD CECL Day 2 provision 55.2 — — — — Plus: Acquisition-related expenses 52.7 36.6 3.2 3.0 — Plus: MSR fair value adjustments (2.7) — — — — Plus: Other income items (1.1) (1.4) — — — Plus: Investment securities loss 0.1 0.1 19.2 — 17.7 Plus: Litigation accrual — — 0.4 1.0 — Adjusted net income (B) 70.8 99.4 108.5 89.8 74.0 Average stockholders' equity (C) 3,050.1 3,417.4 3,239.7 3,050.1 3,147.0 Return on average equity (A annualized)/(C) (4.44) % 7.52% 10.49% 11.16% 7.25 % Adjusted return on average equity (B annualized)/(C) 9.41% 11.67% 13.29% 11.68% 9.54 % NON-GAAP RECONCILIATION 23 * Line items may not sum due to rounding